Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

27. COMMITMENTS AND CONTINGENCIES

Lease Commitments

As of December 31, 2025 the Company had total future minimum lease payments under non-cancellable management fee with respect to the office are payable as follows:

Lease Commitment
Within 1 year	122,257

Litigation and contingencies

The Company and its operations from time to time are, and in the future may be, parties to or targets of lawsuits, claims, investigations, and proceedings, including but not limited to acts of non-compliance with respect to lease contracts, which are handled and defended in the ordinary course of business. The Company may be unable to estimate the reasonably possible loss or a range of reasonably possible losses until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, or the progress of settlement negotiations. The Company accrues a liability for such matters when it is probable that a liability has been incurred and the amount can be reasonably estimated. When a single amount cannot be reasonably estimated but the cost can be estimated within a range, the Company accrues the minimum amount. The Company expenses legal costs, including those expected to be incurred in connection with a loss contingency, as incurred.

As of December 31, 2025, the Company was involved in various claims and legal actions arising in the ordinary course of business.

On November 26, 2024, Nona Lim, the former Chief Executive Officer of Cook San Francisco LLC (“Cook”), an indirect subsidiary of the Company, filed a complaint with the Superior Court of the State of California, County of San Francisco, against DDC Enterprise Limited, Cook San Francisco LLC, DDC US Inc., and our CEO, Norma Chu, individually. Ms. Lim alleges she had “Good Reason” (as defined in her employment agreement) to resign from Cook and is owed severance by the Company and Cook. She also alleges, in her capacity as Sellers’ Representative under the Membership Interests Purchase Agreement (“MIPA”) pursuant to which the Company acquired Cook, that the Company breached the MIPA with respect to post-closing payments, asserting claims for breach of contract and violations of various labor laws.

On or about May 28, 2025, Ms. Lim filed a First Amended Complaint, claiming, among other relief, $171,575 in holdback payments under the MIPA, $6,824.52 in unpaid lease payments, $9,999.99 in unpaid bank loans, $118,000 in credit card liabilities, ongoing legal fees, $426,667 in salary, $300,000 in bonuses, $2,000,000 in share bonuses, and $28,356 in penalties. Ms. Lim has served some but not all defendants and is seeking entry of default. An Order to Show Cause hearing is scheduled for July 14, 2026, requiring plaintiff to file proof of service or proceed to entry of default against defendants DDC US Inc., DDC Enterprise Limited, and Norma Chu. Plaintiff contends DDC US Inc. was properly served.

The Company disputes the merits of Ms. Lim’s claims and has been negotiating a settlement to resolve all outstanding disputes. Failure to obtain a favorable resolution could have a material adverse effect on the Company’s business, results of operations and financial condition. Currently, the amount of such material adverse effect cannot be reasonably estimated, and no provision or liability has been recorded for these claims as of December 31, 2025.

On April 1, 2025, Plaintiff Leland Copenhagen (“Copenhagen”) filed a civil action before the United States District Court for the Southern District of New York (the “Federal Action”) alleging a single claim for breach of contract against DDC Enterprise Limited, DDC US Inc., and Yai’s Thai, Inc. arising from Copenhagen’s termination of a written Employment Agreement with Yai’s Thai, Inc. On July 11, 2025, Copenhagen filed an amended complaint seeking alleged damages of approximately $235,000 in unpaid wages, severance, and expense reimbursements. On July 25, 2025, defendants filed a motion to dismiss the Federal Action, which the Court granted in part and denied in part by order dated March 31, 2026. On April 14, 2026, defendants filed their answer and asserted counterclaims against Copenhagen for fraudulent inducement and breach of contract, seeking multiple millions of dollars in damages. The Company believes the claims in the Federal Action are without merit and intends to defend the action vigorously

Separately, on June 16, 2025, Copenhagen, for himself and similarly-situated shareholders of Yai’s Thai, Inc., filed a civil action in the Supreme Court of the State of New York, County of New York (the “State Action”) alleging claims for breach of contract against DDC Enterprise Limited and DDC US Inc. arising from alleged breaches of a written Agreement and Plan of Reorganization, including claims for contingent compensation in the total amount of $4,418,325.40. On August 26, 2025, defendants filed a motion to dismiss the State Action or, in the alternative, to stay the action and compel arbitration. Defendants’ motion is fully briefed and remains pending before the court. The Company believes the claims in the State Action are without merit and intends to defend the action vigorously. As of the reporting date, the outcome of this matter is not determinable, and no provision has been recorded in the consolidated financial statements.

On June 18 2024, Tontec International Limited (“Tontec”) commenced court proceedings against the Company at the Court of First Instance in Hong Kong, claiming, inter alia, damages of at least US$584,361 with interest and costs based on breaches of a written “Shareholder’s Loan Agreement” (as amended). On November 29, 2024, the Company filed and served a Form 16C in which it admitted the claim and applied for an order allowing the Company to make payment by cash and/or share equivalent. On December 18, 2024 the HK Court rendered judgment ordering the Company to pay US$584,361 or its HKD equivalent, plus interest and fixed costs at HKD11,045. On January 16, 2025, Plaintiff served a statutory demand under HK law against DDC in which it threatened to wind up the Company. Plaintiff has commenced a court proceeding in New York to recognize and enforce the HK court judgment.

On November 7, 2024, Plaintiff Yosemite Protein Products, Inc., a supplier of the Company filed an action against Cook San Francisco, LLC. The supplier asserted claims for breach of contract of US$126,352.56. The Company filed an answer to the complaint and intends to defend itself in the lawsuit.

The Company was involved in a loan contract dispute case with another individual, Ms. Pan. According to the mediation agreement, the Company was required to pay loan principal and interest in the aggregate amount of RMB8.96 million. The company is fulfilling its payment obligations in accordance with the agreed payment schedule.

In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s consolidated financial position, results of operations, or liquidity.